UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SIGMATRON INTERNATIONAL, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

August 14, 2015

Notice of Annual Stockholders Meeting:

You are hereby notified that the 2015 Annual Meeting of Stockholders of SigmaTron International, Inc. (the “Company”) will be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Friday, September 18, 2015, for the following purposes:

1.	To elect three Class I Directors to hold office until the 2018 Annual Meeting.

2.	To consider a proposal to ratify the selection of BDO USA, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2016.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 31, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and/or adjournments thereof.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

LINDA K. FRAUENDORFER

Secretary

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

2015 ANNUAL MEETING OF STOCKHOLDERS

September 18, 2015

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2015 Annual Meeting of Stockholders (sometimes referred to herein as the “Meeting”) to be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois, 60007, at 10:00 a.m. local time, on Friday, September 18, 2015, for the purposes, set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith and the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2015 are being mailed to stockholders on or about August 14, 2015.

Stockholders of record at the close of business on July 31, 2015 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 4,166,432 shares of common stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

If you are a stockholder of record (that is, if you hold your shares in certificate form or if your shares are registered in your name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company, as of the close of business on July 31, 2015), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” (not registered in your name): (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares; or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.) For directions to the meeting, please contact the Company at 847-956-8000.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes on the proposal to ratify the selection of the auditor. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, or chooses not to exercise its authority (“Broker Non-Votes”), those shares will not be considered as present and entitled to vote with respect to that matter, unless it is a routine matter.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is indicated, such proxies will be voted FOR the election of each nominee named under the caption “Election of three Class I Directors” as set forth therein as a Director of the Company and FOR the ratification of the selection of BDO USA, LLP as the Company’s registered public accountants. If a quorum is present at the Meeting, Directors will be elected by a plurality of the votes cast. The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the meeting in person or by proxy and entitled to vote. All other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the subject matter. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by Directors, Officers and Employees of the Company by telephone or telecopy. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 18, 2015.

The Proxy Statement is available at http://www.sigmatronintl.com

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The information contained in this Proxy Statement relating to the occupations and security holdings of Directors and Officers of the Company and their transactions with the Company is based upon information received from each individual as of July 31, 2015.

HOLDINGS OF STOCKHOLDERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of common stock as of July 31, 2015 by (i) each Director of the Company and each nominee, (ii) each Executive Officer of the Company, (iii) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)) who is known by the Company to own beneficially more than 5% of the outstanding common stock, and (iv) all Directors and Executive Officers as a group. The address of Directors and Executive Officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

Beneficial Ownership

Name	Number of Shares(1)	Percent
Beneficial Owners of at least 5% of the outstanding Capital Stock
Royce & Associates, LLC(2)	403,408	9.7%
1414 Avenue of the Americas
New York, NY 10019
Fidelity Management & Research Company(3)	259,000	6.2%
82 Devonshire St.
Boston, MA 02109
Cyrus Tang Foundation(4)	226,885	5.5%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148
Tang Foundation for the Research of Traditional Chinese Medicine(4)	93,875	2.3%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148
Directors, Nominees and Executive Officers
Gary R. Fairhead(5)	93,203	2.2%
John P. Sheehan(5)	43,166	1.0%
Gregory A. Fairhead(5)	11,750	*
Linda K. Frauendorfer(5)	12,500	*
Rajesh B. Upadhyaya(5)	18,250	*
Hom-Ming Chang(5)	16,600	*
Daniel P. Camp(5)	6,600	*
Bruce J. Mantia	7,750	*
Thomas W. Rieck(6)	4,450	*
Dilip S. Vyas	3,250	*
Paul J. Plante	3,250	*
Barry R. Horek	3,250	*
All Directors and Executive Officers as a group(7)	224,019	5.3%

*	Less than 1 percent.

(1)	Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of July 31, 2015, 4,166,432 shares were outstanding, not including certain options held by various Directors and Officers as noted in subsequent footnotes. This table is based on information supplied by the Company’s Officers, Directors and principal stockholders and by Schedules 13D, 13G and Section 16 filings made with the Securities and Exchange Commission.

(2)	Number of shares owned by Royce & Associates, LLC, at December 31, 2014, as reported on Schedule 13G/A filed with the SEC on January 21, 2015. Based upon that Schedule 13G/A, Royce & Associates, LLC, holds the sole voting power and sole investment power with respect to all of the shares indicated.

(3)	Number of shares owned by Fidelity Management & Research Company at December 31, 2014, as reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2015. Based upon that Schedule 13G/A, FMR LLC, the sole owner of Fidelity Management & Research Company (“Fidelity”), and Edward C. Johnson 3d, the Chairperson of FMR LLC, through their control of Fidelity, each has sole investment power with respect to all of the shares indicated. The Board of Trustees of Fidelity Low Priced Stock Fund, a registered investment company advised by Fidelity, holds sole voting power with respect to all of the shares indicated, which power is carried out by Fidelity pursuant to the Board’s guidelines.

(4)	The Cyrus Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities, whose combined ownership represents approximately 8% of the outstanding common stock, are controlled by Cyrus Tang. Based upon a Schedule 13D/A filed with the Securities and Exchange Commission on October 11, 2012, each respective entity holds sole voting power and sole investment power with respect to all of the shares such entity is indicated as owning.

(5)	The number of shares includes 15,000, 16,600, 11,750, 12,500, 18,250, 16,600 and 6,600 shares issuable upon the exercise of currently exercisable stock options (or those exercisable within 60 days) granted to Gary R. Fairhead, John P. Sheehan, Gregory A. Fairhead, Linda K. Frauendorfer and Rajesh B. Upadhyaya, Hom-ming Chang and Daniel P. Camp, respectively.

(6)	In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is a member of a family investment company which owns 10,000 shares of the Company’s common stock as of July 31, 2015. Mr. Rieck abstains from all, or has no voting and investment decisions with respect to, such shares.

(7)	Includes 32,850 shares issuable upon exercise of stock options.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to report to stockholders those Directors, Officers and beneficial owners of more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Exchange Act, who fail to file timely reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act. Based solely upon a review of copies of such reports furnished to the Company, the Company believes that all persons subject to the reporting requirements of Section 16(a) of the Exchange Act timely filed all necessary reports during the fiscal year ended April 30, 2015, except with respect to the Section 16(a) filings made during fiscal year 2015 by Hom-Ming Chang disclosed in the Company’s proxy statement dated August 15, 2014, which is incorporated herein by reference.

1.    ELECTION OF DIRECTORS

The Company’s Board of Directors consists of seven (7) directors being: (1) Gary R. Fairhead; (2) Linda K. Frauendorfer; (3) Barry R. Horek; (4) Bruce J. Mantia; (5) Paul J. Plante; (6) Thomas W. Rieck; and (7) Dilip S. Vyas. Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes of Directors, each serving overlapping three-year terms. The term of Class I Directors (Ms. Frauendorfer and Messrs. Rieck and Mantia) expires in 2015; the term of Class II Directors (Messrs. Horek and Plante) expires in 2016; and the term of Class III Directors (Messrs. Fairhead and Vyas) expires in 2017. All Directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the term of the Directors in such class expires, or until their respective successors are elected and qualified, subject in all cases to any such Director’s earlier death, resignation or removal.

The Board of Directors has determined that each of the Directors of the Company, with the exception of Mr. Fairhead and Ms. Frauendorfer, are independent under the Nasdaq Stock Market, Inc. (“Nasdaq”), listing standards and the rules of the Securities and Exchange Commission.

Nominees for Election as Class I Director at the Meeting

If a quorum is present at the Meeting, three Class I Directors will be elected by a plurality of the stockholder votes cast at the Meeting, each to serve until the 2018 Annual Meeting of Stockholders or until his successor shall be elected and qualified, subject to his/her earlier death, resignation or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of each nominee named below. The stockholders do not have cumulative voting rights with respect to the election of Directors. The following persons have been nominated as a Class I Director:

Name	Age
Linda K. Frauendorfer Class I	54	Linda K. Frauendorfer has served as a Director of the Company since August, 2011. Ms. Frauendorfer has served as Chief Financial Officer of the Company since February, 1994 and previously as the Corporate Controller from June 1991 through January, 1994. Ms. Frauendorfer’s public company experience includes all aspects of the U.S. and foreign accounting and finance functions, corporate governance and regulatory compliance, foreign operations, SEC compliance, investment and commercial banking, mergers and acquisitions, shareholder relations and human resources. Ms. Frauendorfer holds a Bachelor of Science, Business Administration from The Ohio State University and received her Master Board Certification and Director Professionalism Education Certification from the National Association of Corporate Directors, Chicago. Ms. Frauendorfer participates in the National Association of Corporate Directors continuing education programs and is a member of that organization. Ms. Frauendorfer has broadened her experience and served on the Board Access Committee of the Chicago Financial Exchange and is a member of Women Corporate Directors. The Board of Directors believes Ms. Frauendorfer’s extensive business and financial background, her long tenure as the Company’s Chief Financial Officer, and her extensive experience in corporate governance, regulatory compliance, SEC compliance, and shareholder relationships make her well-qualified to serve as a Director.

Name	Age
Thomas W. Rieck Class I	70	Thomas W. Rieck has served as a Director of the Company since its formation in November, 1993. At that time, he was a Director and Secretary of Circuit Systems, Inc., a circuit board maker located in Elk Grove Village, Illinois, and a supplier to the Company. He is a shareholder of the Company. He has served on the Nominating Committee and is presently Chairman of the Audit Committee and the Company’s Audit Committee financial expert. Prior to the time of the Company’s initial public offering and since such offering to 2014, he was President of Rieck and Crotty P.C., a Chicago law firm. He has concentrated his practice in the representation of private and public corporations in all aspects of corporate law, including, but not limited to, securities, tax, and transactional matters. He has served on the Board of Directors of numerous public and private companies. He holds a Bachelor’s degree in accounting from the University of Notre Dame, a Certified Public Accounting degree from the University of Illinois, and a law degree from Northwestern University. The Board of Directors believes Mr. Rieck’s extensive legal, business and financial background, including his status as an audit committee financial expert, make him well-qualified to serve as a Director.

Bruce J. Mantia Class I	68	Bruce J. Mantia has served as a Director of the Company since August, 2011. Mr. Mantia has been the Chairman of the Compensation Committee since August, 2011. Mr. Mantia joined the accounting firm, Ernst & Young LLP, in 1973 and served Ernst & Young in various capacities until his retirement in June, 2005. From July, 2005 through October, 2007, Mr. Mantia served as a consultant to Ernst & Young LLP. Mr. Mantia provided audit services to mainly publicly held companies. From 1984 through 1988, Mr. Mantia was the lead partner on the audit team of the Company’s predecessor. Subsequent to 1988, Mr. Mantia served in various roles in Ernst & Young’s national office, including as a member of the Operating Committee, as National Director of Total Quality Management, and National Director and Vice-Chair of Human Resources. He served as Office Managing Partner of the Stamford, Connecticut office from February, 1997 to June, 2005. Mr. Mantia was a member of the Chicago 2016 Olympic Committee management team from November, 2006 to July, 2007, serving as its acting Chief Financial Officer during that period. Mr. Mantia is a CPA and holds a Bachelor of Science in Accounting from the University of Illinois at Chicago. The Board of Directors believes Mr. Mantia’s extensive business and financial background, local and national management experience and his experience with the auditing of public companies make him well-qualified to serve as a Director.

The Board of Directors recommends that you vote in favor of the nominees named above.

The Board of Directors knows of no reason why the foregoing nominees will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. The enclosed proxy cannot be voted for a greater number of persons than three, the number of nominees named in this proxy statement.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorship
Gary R. Fairhead Class III	63	Gary R. Fairhead has served as the President and Chief Executive Officer and a Director of the Company since its formation in November, 1993 and as Chairman of the Board of Directors of the Company since August, 2011. Mr. Fairhead joined Wall-Able Manufacturing Company, a predecessor of the Company, as its Controller in 1981. Mr. Fairhead led a group of investors in purchasing the business of the predecessor in February, 1990. Mr. Fairhead led the business as President and Chief Executive Officer first of SigmaTron, Inc. and then of SigmaTron L.P., the immediate predecessor of the Company, between February, 1990, and November, 1993. Mr. Fairhead also currently serves as a Trustee of Central States Joint Board Health and Welfare Trust Fund. Mr. Fairhead holds a Bachelor’s of Science degree from Purdue University and Master’s degree in Industrial Administration from the Krannert School of Business, Purdue University. The Board of Directors believes Mr. Fairhead’s extensive business, management and financial background, in addition to his lengthy tenure as Chief Executive Officer and a Director of the Company, make him well qualified to serve as a Director.

Dilip S. Vyas Class III	67	Dilip S. Vyas has served as a Director of the Company since the formation of the Company in November, 1993. He has served on our Audit Committee and is currently the Company’s Lead Director, and has served as Chairman of the Nominating Committee and member of the Compensation Committee since August, 2011. Mr. Vyas was a Director of and the Vice President, Business Development and Chief Financial Officer of Circuit Systems, Inc., a printed circuit board manufacturer, from 1981 to 2001. Mr. Vyas managed virtually all aspects of accounting and finance and many of the operations of this publicly traded company, including bank relations, purchasing, production plans, and scheduling and design and maintenance of information systems, human resource management, and shareholder relations. Mr. Vyas also served as a member of the Board of Directors of Circuit Systems India, a printed circuit board manufacturer, listed on the India stock exchange, from November, 2007 to January, 2012. Mr. Vyas holds a Bachelor of Engineering degree from the University of Gujarat in India and a Master of Business Administration degree from the University of Illinois, Chicago. The Board of Directors believes Mr. Vyas’s long tenure as a SigmaTron Director is an asset to the Company, considering the importance of customer relationships in the electronic manufacturing service industry, and his business, management and financial background, make him well qualified to serve as a Director.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorship
Paul J. Plante Class II	57	Paul J. Plante has served as a Director of the Company since August, 2011. Mr. Plante has been a member of the Audit and Compensation Committees since August, 2011. From December, 2008 to the present, Mr. Plante has been the President and owner of Florida Fresh Vending, LLC., a privately held company, with vending machines throughout Central Florida. Mr. Plante began serving in October, 2011 as a member of the Board of Directors of Richardson Electronics Ltd., a publicly traded company. Richardson Electronics provides engineered solutions, power grid and microwave tubes and related consumables and customized display solutions. Mr. Plante served from February, 2007 to May, 2008 as Vice President – Medical Industry Solutions of Kimball Electronics Group, an electronic manufacturing services company that serves, among others, the medical industry. From September, 1986 through February, 2007, Mr. Plante served in various capacities for Reptron Electronics, Inc., a publicly traded electronic manufacturing and distribution services company located in Tampa, Florida, until its acquisition by Kimball Electronics Group. From September, 1986 to March, 1994, Mr. Plante served as Reptron’s Chief Financial Officer. From March, 1994 through February, 2004, Mr. Plante served as Reptron’s President and Chief Operating Officer and from February, 2004 through February, 2007 served as President and Chief Executive Officer. He holds a Bachelor’s Degree in Accounting from Michigan State University and a Master’s of Business Administration from the University of South Florida. The Board of Directors believes Mr. Plante’s extensive history of management and business experience, particularly in the customized electronics and manufacturing industry, coupled with his financial background, make him well-qualified to serve as a Director.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorship
Barry H. Horek Class II	63	Barry Horek has served as a Director of the Company since August, 2011. Mr. Horek has been a member of the Audit and Nominating Committees since August, 2011. For over 30 years Mr. Horek was with the accounting firm of Ernst & Young LLP where he served as a tax partner from 1987 until his retirement in 2007. During that time he served a variety of multinational privately owned and public company clients specializing in manufacturing and consumer products. During his tenure at Ernst & Young LLP, Mr. Horek also served as an area tax business unit leader for the firm’s Entrepreneurial Services Practice and as an Area Director for Tax Policy Implementation where he was responsible for monitoring quality and regulatory compliance. From 1985 to 2001, Mr. Horek served as the lead tax advisor to the Company and its predecessors. From 2007 through 2014 Mr. Horek continued to consult with numerous companies on corporate accounting and tax matters. During the 2008-2009 academic years, Mr. Horek also taught intermediate accounting at North Center College in Naperville, Illinois. He served on the Board of Directors of Loaves and Fishes Community Services, a not for profit food pantry, from 2008 to June 30, 2015 of which he served as Treasurer from July 1, 2009 to June 30, 2010, Vice Chairman from July 1, 2010 to June 30, 2012 and Chairman from July 1, 2012 to June 30, 2014. Mr. Horek holds a Bachelor’s Degree in Business Administration from Carthage and a Master’s of Science in Taxation from DePaul University. The Board of Directors believes Mr. Horek’s extensive business and financial background, experience in the manufacturing and consumer products business segment make him well-qualified to serve as a Director.

2.    PROPOSAL TO RATIFY SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment of the firm of BDO USA, LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions. BDO USA, LLP was recommended by the Audit Committee and the Board of Directors as the independent registered public accountants for the fiscal year 2015.

In connection with the audits for the years ended April 30, 2015 and 2014, the Company has had no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO USA, LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2015 and 2014.

The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not considered entitled to vote. Thus, Broker Non-Votes will have no effect. Abstentions will have the same effect as negative votes.

The Board of Directors recommends that you vote in favor of ratification of the selection of BDO USA, LLP as the Company’s registered public accountants for the fiscal year ending April 30, 2016.

AUDIT FEES AND AUDIT RELATED FEES

FISCAL YEARS 2015 AND 2014 AUDIT FIRM FEE SUMMARY

During fiscal years 2015 and 2014, the Company retained BDO USA, LLP as its auditor to provide services as defined below. The following amounts were charged by BDO USA, LLP for services provided in fiscal years 2015 and 2014.

	2015	2014
Audit Fees (a)	$190,835	$186,079

(a)	Fees for audit services billed in 2015 and 2014 consisted of:

•	Audit of the Company’s annual financial statements and reviews of quarterly financial statements

There were no other fees charged by BDO USA, LLP in fiscal years 2015 and 2014.

As described in the Audit Committee Charter, it is the Audit Committee’s policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the registered public accountants. The Audit Committee pre-approved 100% of the services associated with the fees described above.

CORPORATE GOVERNANCE

Our Board of Directors determined that each of Messrs. Horek, Mantia, Plante, Rieck and Vyas are independent under the rules of Nasdaq. As a result, our Board of Directors currently has a majority of independent Directors under the rules of Nasdaq. Our Board of Directors has determined that our independent Directors shall have regularly scheduled meetings at which only the independent Directors are present. Generally, the independent Directors meet separately at each regularly scheduled Board meeting.

Director Committees; Board Meetings

In accordance with the requirements of the Exchange Act and rules promulgated thereunder, the Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee Charter, Compensation Committee Charter and the Nominating Committee Charter are

available on the Company’s website at www.sigmatronintl.com. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the current listing standards of Nasdaq and the Securities and Exchange Commission’s rules and regulations promulgated under the Sarbanes-Oxley Act of 2002 as set forth below.

The functions of the Audit Committee are to: (1) select and evaluate the performance of the independent accountants; (2) review the audits of the financial statements of the Company and the scope of the audit; (3) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (4) review with the independent accountants their final report; (5) review with the internal and independent accountants overall accounting and financial controls; and (6) be available to the independent accountants and management for consultation purposes. The Audit Committee is currently comprised of three members: Messrs. Rieck (Chairman), Horek and Plante. The Board of Directors has determined that each of the members of the Audit Committee is independent under the rules of the Securities and Exchange Commission and Nasdaq. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, which was revised and restated as of June 2, 2015, and is available on the Company’s website at www.sigmatronintl.com. The report of the Audit Committee to the Stockholders is included in this Proxy Statement under the heading “Report of the Audit Committee.”

The functions of the Compensation Committee are to review and recommend to the Board of Directors annual salaries and bonuses for all Executive Officers of the Company, to review and recommend to the Board of Directors compensation for the Directors, to review and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and to administer the Company’s stock option plans. While the Chief Executive Officer of the Company may make recommendations regarding such salaries, compensation and terms and conditions of employment, the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board of Directors. Messrs. Mantia (Chairman), Plante, and Vyas are members of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under the listing standards of Nasdaq. The Compensation Committee has authority to select and hire outside consultants and shall have full access to the Human Resources Department or other Company employees to assist in the evaluation of executive officer compensation and may approve the fees and other retention terms of any consultants hired by the Compensation Committee. The Compensation Committee may also obtain advice and assistance from legal, accounting or other advisors selected by the Compensation Committee. The Board of Directors has adopted a written charter for the Compensation Committee, which was revised and restated as of July 11, 2013, and is available on the Company’s website at www.sigmatronintl.com.

The functions of the Nominating Committee are to: (1) review and recommend to the Board of Directors the size and composition of the Board of Directors and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification and term of Directors; (3) identify and recommend to the Board of Directors candidates to fill appointments to Board committees; (4) develop, assess and make recommendations to the Board of Directors concerning appropriate corporate governance policies; (5) identify and recommend to the Board of Directors candidates to fill a vacancy in the offices of President and Chief Executive Officer; and (6) review nominations by stockholders with regard to the nomination process and to establish the procedures by which stockholder candidates will be considered. The members of the Nominating Committee are Messrs. Vyas (Chairman), Horek and Rieck. The Board of Directors has determined that each of the members of the Nominating Committee is independent under the Nasdaq Stock Market, Inc. listing standards.

The Nominating Committee begins the process of identifying Director candidates by evaluating the current composition of the Board, the Company’s operating requirements, and the long-term interests of the Company’s stockholders. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent Directors whose terms of office are set to expire, the Nominating Committee reviews such Directors’ overall service during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such Directors’ independence. The Nominating Committee meets to discuss and consider each candidate’s qualifications and then selects those it considers to be appropriate nominees by majority vote for recommendation to the Board. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating Director candidates.

In evaluating and determing whether to recommend a person as a candidate for election as a Director, the Nominating Committee’s criteria reflects the requirements of the Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its Directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; the candidate’s abilities for strategic thinking and willingness to share ideas; and the Board of Directors’ need for diversity of experiences, expertise and background. The Nominating Committee will use these criteria to evaluate all potential nominees.

The Company does not have a diversity policy with respect to its Directors. However, in considering whether to recommend any Director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender and background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. The Nominating Committee has not adopted a formal process for that purpose because it believes that the Nominating Committee’s process for considering stockholder nominees has been and remains adequate. Historically, stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a formal process should be adopted, including whether all stockholder nominations comply with the notice provisions of the Company’s by-laws which generally require that such notice be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to a regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Board Meetings

The Board of Directors held 11 meetings either in person or by telephone conference during the fiscal year ended April 30, 2015. The Compensation Committee held 3 meetings in person or by telephone conference and the Audit Committee held 6 meetings in person or by telephone conference during the fiscal year 2015. The Nominating Committee held 1 meeting during the fiscal year 2015. All Directors attended at least 75% of the meetings of the Board and each of the committees of which they were members. In fact, all Directors attended at least 90% of the meetings of the Board and each of the committees of which they were members. The Company has a policy of encouraging all Directors to attend in person the Annual Meeting of Stockholders. All Directors attended the Company’s 2014 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

The Company believes that the service of Gary R. Fairhead as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Fairhead possesses detailed and in-depth knowledge of the opportunities and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board believes his role as Chairman of the Board and Chief Executive Officer promotes consistent leadership, engenders accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, and customers. The Company believes the Board’s administration of its risk oversight function to date has had a positive effect on the Board’s leadership structure.

Consistent with the Company’s corporate governance guidelines and because Mr. Fairhead is the Chairman of the Board as well as Chief Executive Officer, the Board has designated one of its members to serve as a Lead Independent Director (“Lead Independent Director”). Dilip S. Vyas was appointed Lead Independent Director by all the Directors in September, 2011, and he continues to serve as Lead Independent Director. Mr. Vyas’ responsibilities include the following roles:

1.	to preside over executive sessions of the independent Directors;

2.	to chair meetings of the Board of Directors in the absence of the Chairman of the Board;

3.	to act as a liaison between the independent Directors and the Chairman of the Board;

4.	to coordinate with the Chairman of the Board regarding meeting agendas and schedules;

5.	to coordinate with the Chairman of the Board regarding information flow to the Board;

6.	to be available for consultation and communication with stockholders, as appropriate; and

7.	to call meetings of the independent Directors as appropriate.

The Company believes that it maintains strong corporate governance processes intended to ensure that its independent Directors will continue to effectively monitor management and provide leadership on key issues such as strategy, risk and integrity. The Board has primary responsibility for the oversight of risks to the Company and has assigned to its committees the oversight of risks applicable to their particular area. Each committee of the Board is comprised solely of independent Directors. Consequently, independent Directors oversee such critical matters as the integrity of financial statements; the compensation of Executive Officers, including the Chief Executive Officer; financial commitments for capital projects; the selection and evaluation of Directors and Executive Officers; and the development and implementation of corporate governance programs. Each Board committee and the independent Directors as a group routinely have independent sessions without management present.

Management, the Company’s Corporate Counsel, and the Board of Directors discuss risks, both during and outside of Board meetings. These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; Chief Executive Officer succession planning is overseen by the Nominating Committee and reviewed by the independent Directors; compliance risks are typically referred to the full Board; and matters arising under the Company’s Code of Conduct or Code of Ethics for Senior Financial Management are handled by Corporate Counsel. Management regularly reports on each risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or Committee. Coordination of management’s review of these risks is performed by the Company’s Corporate Counsel.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board of Directors or any of the individual Directors by contacting: Henry J. Underwood, Corporate Counsel, Howard & Howard Attorneys PLLC, by regular mail at 200 South Michigan Avenue, Chicago, IL 60604. Inquiries will be reviewed, sorted and summarized by the Corporate Counsel before they will be forwarded to the Board of Directors or to an individual Director.

EXECUTIVE COMPENSATION

The Employee Plan:

On July 3, 2014, the Board of Directors adopted the SigmaTron International, Inc. 2014 Employee Bonus Plan for fiscal 2015 (“Employee Plan”) applicable to all U.S. payroll non-union employees of the Company (“Employee Participants”), all full-time employees of the Company with a corporate position of vice president or higher (“Officers”) and all employees designated by the Company as an executive officer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Executive Officers”).

The stated purposes of the Employee Plan is to align stockholder, employee and officer objectives, to motivate employees of the Company and to increase shareholder value. The Employee Plan is administered and interpreted by the Board and, as a whole, is subject to amendment, suspension or termination by the Board.

Pursuant to the Employee Plan, a Bonus Pool, calculated as a percentage of Pre-Tax Income (as defined in the Employee Plan) pursuant to the scale set forth in the Employee Plan, was created. The Company’s Chief Executive Officer submitted to the Compensation Committee a recommendation (i) of target objectives for each Executive Officer and (ii) for a specified percentage or dollar allocation of the Bonus Pool for each Executive Officer and Officer, individually, and all of the Employee Participants, in the aggregate. The Compensation Committee reviewed such submissions for recommendation to the Board. Awards to Executive Officers under the Employee Plan were based, in part, on the Executive Officer achieving the Executive Officer’s specified target objectives and, in any event, were subject to the sole discretion of the Board. Awards to Employee Participants under the Employee Plan were contingent upon the Company being in compliance with all of the Company’s covenants under its primary credit facility (currently with Wells Fargo Bank, N.A.), or having obtained a waiver thereof, at the end of the Company’s 2015 fiscal year.

At the end of fiscal year 2015, the Company awarded bonuses pursuant to the Employee Plan discussed above. Bonuses earned in fiscal year 2015 and paid to Named Executive Officers in fiscal 2016 are listed in the Summary Compensation Table on the following page.

SUMMARY COMPENSATION TABLE

The individuals listed in the following table are referred to as our “Named Executive Officers” throughout this proxy statement. The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2015 and 2014 to the Company’s Named Executive Officers:

		Annual Compensation				All Other Compensation ($)		Total Compensation ($)
Name and Principal Position		Salary ($)		Bonus ($)
Gary R. Fairhead	2015	250,016	(1)	40,000	(2)	2,500	(4)	292,516
President and Chief Executive Officer	2014	250,000	(1)	53,000	(3)	26,500	(4)(5)	329,500
Rajesh B. Upadhyaya	2015	223,496		30,000	(2)	2,500	(4)	255,996
Executive Vice President, West Coast Operations since 2005. Mr. Upadhyaya was the Vice President of the Fremont Operation from 2001 until 2005.	2014	217,000		35,000	(3)	20,500	(4)(5)	272,500
Gregory A. Fairhead	2015	208,052		22,000	(2)	2,500	(4)	232,552
Executive Vice President and Assistant Secretary. Gregory A. Fairhead has been Executive Vice President since February 2000 and Assistant Secretary since 1994. Mr. Fairhead was Vice President — Acuna Operations for the Company from February 1990 to February 2000. Gregory A. Fairhead is the brother of Gary R. Fairhead	2014	202,000		25,000	(3)	24,500	(4)(5)	251,500

(1)	Although Gary R. Fairhead served as a Director in fiscal year 2014 and 2013, he did not receive any compensation for serving in such capacity as it is Company policy to compensate as Directors only non-employee Directors.

(2)	Represents bonus earned in fiscal 2015 and paid in fiscal 2016 pursuant to the SigmaTron International, Inc. 2014 Employee Bonus Plan for fiscal year 2015.

(3)	Represents bonus earned in fiscal 2014 and paid in fiscal 2015 pursuant to the SigmaTron International, Inc. 2014 Employee Bonus Plan.

(4)	Includes match and contributions to the Company’s 401(k) plan made by the Company.

(5)	Includes payments made under the Tender Offer (described below).

Tender Offer

The Company offered to purchase 395,190 Eligible Options (as defined below) from Eligible Holders (as defined below) subject to the terms and conditions stated in Schedule TO (“TO”) filed with the SEC on October 1, 2013 (“Tender Offer”). The stock options subject to the Tender Offer were those options to purchase the Company’s common stock which had not expired or terminated prior to the Expiration Time (as defined below) having the grant dates and exercise prices set forth in the TO (the “Eligible Options”). Eligible Options, all of which were fully vested at the time of the Tender Offer, were granted under the following Company stock option plans: 1993 Stock Option Plan, 2004 Employee Stock Option Plan, 2000 Directors’ Stock Option Plan and 2004 Directors’ Stock Option Plan.

“Eligible Holders” were: (a) those current or former employees, including all officers, who held Eligible Options as of 11:59 p.m., Eastern Time, on October 29, 2013 (the “Expiration Time”); and (b) all current or former directors of the Company who held Eligible Options as of the Expiration Time.

The Company offered to pay a cash amount ranging from $0.18 to $1.35 per Eligible Option for a maximum aggregate payment of $301,500, as specifically set forth in the TO. Each Eligible Holder who participated in the

Tender Offer received a cash payment (subject to tax and other withholding for employees) for each properly tendered Eligible Option promptly following the Expiration Time. 394,200 Eligible Options were tendered and purchased for a total cash payment of $300,410. The Company paid Gary R. Fairhead, Rajesh B. Upadhyaya and Gregory A. Fairhead, $24,000, $18,000, and $22,000, respectively, for tendered options under the TO in fiscal year 2014. These amounts are included in the Summary Compensation Table on page 15.

Employment Contracts, Termination of Employment and Change of Control Agreements

The Company adopted an Amended and Restated Change-in-Control Severance Payment Plan on March 11, 2014 (the “CIC Plan”), which covers Named Executive Officers and certain other Officers of the Company (each a “CIC Participant”). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant’s employment with the Company is involuntarily terminated within twenty-four months of a change of control of the Company. The amount of severance pay to which a CIC Participant may be entitled under the CIC Plan is a function of the CIC Participant’s average income paid by the Company to such CIC Participant for five calendar years ending immediately prior to the Change-in-Control.

In general, for purposes of the CIC Plan, a change of control will be deemed to have occurred when (a) the acquisition by an entity, person or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 20% in the aggregate of the outstanding capital stock of the Company entitled to vote for the election of directors, (b) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are directors of the Company before the transaction shall cease to constitute a majority of the board or the board of directors of any successor to the Company, (c) the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving company or (ii) the Company will be the surviving company and any outstanding shares of common stock of the Company will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities or cash or other property (excluding payments made solely for fractional shares), (d) more than 50% of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities, or (e) all or substantially all of the assets and business of a CIC Participant’s operation are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities (“Change-in-Control”). In general, a CIC Participant’s employment will be deemed to have been involuntarily terminated under the CIC Plan in the event of such employee’s termination by the Company for a reason other than (w) for cause (as defined in the Plan), (x) death, (y) disability, or (z) that employee’s voluntary retirement or resignation except on account of the reasons set forth in the CIC Plan (which in general would result in a constructive discharge).

The CIC Plan provides for automatic reduction of the amounts to be paid out under the CIC Plan in the event such amounts would constitute “parachute payments” under the Internal Revenue Code. Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

Potential Severance Payments upon Change-In-Control

The following table describes approximate potential severance payments under the CIC Plan to which the Named Executive Officers would be entitled upon Change-In-Control of the Company, assuming that the Change-In-Control of the Company occurred on April 30, 2015 and all participants actually participated in the severance payment. The actual amount of payments can only be determined at the time of a Change-In-Control and will vary from the estimated amounts in the table below.

	Gary R. Fairhead	Rajesh B. Upadhyaya	Gregory A. Fairhead
Change-In-Control Payment	$887,620	$739,263	$770,435

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning any unexercised options held as of the end of fiscal year 2015.

Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Gary R. Fairhead	5,100	—	3.60	7/18/22
Rajesh B. Upadhyaya	10,000	—	3.60	7/18/22
Gregory A. Fairhead	3,500	—	3.60	7/18/22

The Company did not grant options or any stock appreciation rights to named executive officers in fiscal 2015.

DEFINED CONTRIBUTION PLAN

The Company has established a tax-qualified defined contribution 401(k) retirement plan for U.S. employees, which includes Officers. The 401(k) Plan provides for Company matching of employee contributions up to $300 per employee per year and the Company has historically made a plan contribution of 1% of an employee’s compensation.

On February 1, 2014, the Company implemented the 2013 Employee Stock Purchase Plan (“ESPP”) which was approved by the stockholders at the Company’s 2013 Annual Meeting of Stockholders. Under the ESPP, all eligible employees may purchase shares of the Company’s common stock at three-month intervals at 85% of the lower of the fair market value of the Company’s common stock on the first day or the last day of the offering period (calculated in the manner provided in the ESPP). Eligible participating employees purchase such stock using payroll deductions, which may not be less than 1% nor exceed 15% of their total cash compensation per year. Shares of common stock are offered under the ESPP through a series of successive offering periods. The plan imposes certain limitations upon an employee’s right to acquire common stock, including the following: (i) termination of employment for any reason immediately terminates the employee’s participation in the plan, (ii) no employee may be granted rights to purchase more than $25,000 worth of common stock for any calendar year that such rights are at any time outstanding, and (iii) the maximum number of shares of common stock purchasable in total by all participants in the ESPP on any purchase date is limited to 500,000 shares. The number of shares of common stock reserved for issuance under the plan automatically increases on the first day of the Company’s fiscal year by 25,000 shares. During fiscal year 2015, 18,118 shares were issued under the ESPP and the Company recorded $27,747 in compensation expense.

COMPENSATION OF DIRECTORS

The Company pays non-employee Directors $4,500 per month. The Chairman of the Audit and Compensation Committees are paid an additional $500 and $250 per month, respectively. The Lead Independent Director receives an additional $250 per month. In accordance with Company policy, directors who are also employees of the Company do not receive the remuneration described in this paragraph.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Awards ($)(1)(2)	Total ($)
Barry R. Horek	54,000	12,040	66,040
Bruce J. Mantia	57,000	12,040	69,040
Paul J. Plante	54,000	12,040	66,040
Thomas W. Rieck	60,000	12,040	72,040
Dilip S. Vyas	57,000	12,040	69,040

It is the Company’s policy to compensate only non-employee Directors.

(1)	On October 1, 2014, the Company granted 1,750 shares to each non-employee Director pursuant to the Director Plan (described below). A total of 8,750 restricted shares were granted which vested six months from the date of grant (April 1, 2015). The Company recognized $60,200 in compensation expense in fiscal year 2015 related to such restricted shares. At April 30, 2015 there was no unrecognized compensation expense related to the 8,750 shares of restricted stock granted.

(2)	Represents the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. At April 30, 2015, the aggregate number of shares of common stock of the Company outstanding and issued pursuant to the Director Plan for each non-employee Director was as follows: Mr. Horek, 1,750 shares; Mr. Mantia, 1,750 shares; Mr. Plante, 1,750 shares; Mr. Rieck, 1,750 shares; Mr. Vyas, 1,750 shares.

Pursuant to the Tender Offer, the Company paid Thomas W. Rieck and Dilip S. Vyas $4,900 and $4,900, respectively, for their Eligible Options tendered by each of them under the TO in fiscal year 2014.

Under the 2000 Directors’ Stock Option Plan, each Director who was, at the time of grant, neither a full-time employee of, nor a consultant to, the Company received a grant of options to acquire 7,500 shares of common stock at each of the September 2000, December 2001 and September 2002 Annual Stockholders’ Meetings. Such options were exercisable for ten years from the respective date of grant at a price based on the price of common stock on the respective grant dates. As such, all such options have expired in accordance with their grant terms. Further, under the 2004 Directors’ Stock Option Plan, each Director who, at the time of grant, was neither a full-time employee of, nor a consultant to, the Company received a grant of options to acquire 5,000 shares of common stock at each of the September 2004 and September 2005 Annual Stockholders’ Meetings. All options granted under the 2000 Directors’ Stock Option Plan and the 2004 Directors’ Stock Option Plan constituted Eligible Options under the Company’s offer to purchase Eligible Options.

2013 Non-Employee Director Restricted Stock Plan

On September 20, 2013, the Company implemented the 2013 Non-Employee Director Restricted Stock Plan (“Director Plan”), approved by the stockholders at the 2013 Annual Meeting of the Stockholders. The purpose of the Director Plan is to promote the success and interest of the Company and to enhance the stock ownership of the Directors by providing a method whereby non-employee Directors may receive a portion of their annual compensation in restricted shares of the common stock of the Company. Pursuant to the Director Plan, non-employee Directors may be paid a portion of the annual compensation in an award of shares of restricted Common Stock of the Company (“Award”).

The Director Plan is administered by the Compensation Committee which has the power to determine the terms and provision of each Award. An aggregate of 50,000 shares of Common Stock of the Company were reserved for Awards under the Director Plan. Generally, stock awarded under the Director Plan do not vest until the six-month anniversary of the date of the Award and all shares of awarded restricted stock may not be sold, transferred or otherwise disposed of until they become vested, although the right to receive dividends with respect to the shares and to vote the shares occur upon grant. The Compensation Committee may amend, alter or terminate the Director Plan, subject to stockholder approval, if required.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed, and discussed the audited financial statements with management, and discussed with the independent public accounting firm (the “Auditors”) the matters to be discussed with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has received disclosures and the letter from the Auditors required by the PCAOB regarding the Auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed the Auditor’s independence with the Auditors. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Committee.

Thomas W. Rieck (Chairman)

Barry R. Horek

Paul J. Plante

CERTAIN TRANSACTIONS

There are no reportable related party transactions.

MISCELLANEOUS

The Company’s 2015 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Proposals of Stockholders

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2016 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 16, 2015 in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2016 Annual Meeting.

Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company’s by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company’s consent solicitation or proxy statement released to stockholders in connection with the previous year’s election of Directors or meeting of stockholders; provided that if no Annual Meeting of Stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year’s meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

The Company currently anticipates the 2016 Annual Meeting of Stockholders will be held September 16, 2016.

The by-laws also provide that nominations for Director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

By order of the Board of Directors

Linda K. Frauendorfer

Secretary

Dated: August 14, 2015

Appendix A

CHARTER OF THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

SIGMATRON INTERNATIONAL, INC.

I. PURPOSE

The purpose of the Audit Committee (the “Committee”) of SigmaTron International, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

II. FUNCTIONS

The functions of the Committee shall include: (1) review of audits of the financial statements of the Company and the scope of the audit; (2) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (3) review with the independent accountants their final report; (4) review with the internal and independent accountants overall accounting and financial controls; (5) being available to the independent accountants and management for consultation purposes; and (6) oversee the Company’s compliance with the Foreign Corrupt Practices Act (“FCPA”).

III. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall: (i) be an Independent Director as defined under Nasdaq Stock Market, Inc. (“Nasdaq”) Rule 5605(a)(2), as may be modified or supplemented; (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as may be modified or supplemented (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act; (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years; (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement; (v) not be an affiliated person of the Company or any subsidiary of the Company; and (vi) satisfy any other independence requirements under applicable law, rules, and regulations, including Nasdaq rules. In addition, the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under Item 407(d)(5)(ii)-(iii) of Regulation S-K is presumed to qualify as a financially sophisticated audit committee member.

Notwithstanding the foregoing, one director who: (a) is not an Independent Director as defined in Nasdaq Rule 5605(a)(2), as may be modified or supplemented; (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules thereunder; and (c) is not a current officer or employee or a Family Member, as defined by Nasdaq, of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interest of the Company and its Shareholders. A member appointed under this exception may not serve longer than two years and may not chair the Committee. If the Company relies on this exception, it must comply with the disclosure requirements set forth in Item 407(d)(2) of Regulation S-K.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve in such capacity until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

IV. MEETINGS

The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet in person or by telephone conference call with the independent accountants and management quarterly to review the Company’s financials consistent with V.3 below.

V. RESPONSIBILITIES

The Audit Committee shall have the following responsibilities:

Documents/Reports Review

1.	Review this Charter annually and update it as conditions dictate.

2.	Review the Company’s annual financial reports and other financial information submitted to the Securities and Exchange Commission (the “SEC”), or the public, including any certification, attestation, report, opinion or review rendered by the independent accountants, and the independent accountants’ judgment as to the quality of the Company’s accounting principles.

3.	Review and discuss the Company’s audited financial statements with management, including a review with the chief financial officer or his/her delegate and, if the Committee believes it to be advisable, the independent accountants, quarterly reports on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

4.	Issue a report to the Board disclosing whether (a) the Committee has reviewed and discussed the audited financial statements with management; (b) the Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented; (c) the Committee has received the written disclosures and the letter from the independent accountants and has discussed with the accountants the accountants’ independence; and (d) whether, based on the review and discussions referred to in (a) - (c) above, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K or 10-KSB for the last fiscal year for filing with the SEC. These disclosures shall appear over the printed names of each member of the Committee, and shall be included in the Company’s proxy statement, if said proxy statement relates to an annual meeting of shareholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting). The disclosures shall be made at least once a year.

Independent Accountants

5.	Assume direct responsibility for the appointment, compensation, retention and oversight of the work of any independent accountant engaged by the Company (including resolution of disagreements between management and the independent accountants regarding financial reporting), each of whom must report directly to the Committee, for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company. Where appropriate, the Committee shall replace the independent accountants, and, if appropriate, nominate the independent accountants to be proposed for shareholder ratification or approval in any proxy statement. The independent accountants must report directly to and are ultimately accountable to the Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

6.

Pre-approve all audit and permitted non-audit services to be performed by the independent accountants (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Committee (or the members with authority to pre-approve) shall consider whether the independent accountants’ performance of such services is compatible with independence.

7.	Approve the fees and other compensation to be paid to the independent accountants. On at least an annual basis, to determine the accountants’ independence, the Committee shall ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

8.	Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

9.	Receive copies of the annual comments from the independent accountants on accounting practices and policies and systems of control of the Company, and review with them any questions, comments or suggestions they may have relating thereto.

10.	Oversee regular rotation of the lead audit partner, as required by applicable law, rules and regulations, and consider whether rotation of the independent accountants or their lead audit partner is necessary to ensure independence.

11.	Ensure receipt of a formal written statement from independent accountants delineating all relationships between the independent accountants and the Company.

12.	Actively engage in dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants.

13.	Take, or recommend the full board to take other appropriate action to oversee the independence of the independent accountants and outside auditor.

Financial Reporting Processes

14.	Review with management and the independent accountants not less than annually the internal controls, disclosure controls and procedures, and accounting and audit activities of the Company.

15.	Review with management and the independent accountants significant exposure risks and the plans to appropriately control such risks.

16.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

17.	Review with management and the independent accountants accounting policies which may be viewed as critical, and review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports. Review with management accounting estimates in the event (a) an estimate requires the Company to make assumptions about matters that are highly uncertain at the time the accounting estimate is made, and (b) different estimates that the Company reasonably could have used in the current period, or changes in the accounting estimates that are reasonably likely to occur from period to period, would have a material impact on the presentation of the Company’s financial condition, changes in financial condition or results of operations.

18.	Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls, accounting practices, internal audit procedures, and disclosure controls and procedures of the Company, taking into account current accounting and regulatory trends and developments, and take such action with respect thereto as may be deemed appropriate by the Committee. The Committee shall have the authority to retain outside advisors to assist it in the conduct of any investigation, examination or review.

19.	Review with management and the independent accountants any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

20.	Review communications required to be submitted by the independent accountants concerning (a) critical accounting policies and practices used, (b) alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent accountants, and (c) any other material written communications with management.

21.	Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and any management letter provided by the independent accountants and management’s response to any such letter. The management letter should be separately communicated to the Chair of the Committee at the same time it is provided to management.

Foreign Corrupt Practices Act

22.	In connection with its oversight responsibility for the Company’s compliance with the FCPA, review the overall adequacy and effectiveness of the Company’s Foreign Corrupt Practices Act Policy and Procedures (“FCPA Policy”) and recommend to the Board one or more senior executives, with appropriate authority and adequate autonomy from management, to be primarily responsible for day-to-day compliance with the FCPA Policy and conduct periodic cost and expense inquiries.

Internal Controls and Process Improvement

23.	Evaluate whether senior management is setting the appropriate tone at the top by reviewing their communication with other personnel of the Company regarding the importance of internal controls and evaluate whether the members of senior management possess an understanding of their roles and responsibilities.

24.	Establish a regular system of reporting to the Committee and internally within the Company by management, the independent accountants and the internal accounting department.

25.	Review the scope of the audit to be performed, and the audit procedures to be used, by the independent accountants, as a part of the annual audit process.

26.	Review and attempt to resolve disagreements between management and the independent accountants regarding financial reporting.

27.	Review, at least annually, the then current and future programs of the internal accounting department, including the procedure for assuring implementation of accepted recommendations made by the independent accountants, and review the implementation of any accepted recommendations.

28.	Consider and approve, upon the recommendation of management or upon its own motion, any non-audit services to be performed by providers other than the independent accountants relating to internal controls or current or future programs, functions, or services that are the responsibility of the internal accounting department.

29.	Establish procedures in accordance with applicable law, rules and regulations for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Responsibilities

30.	Review and make approval decisions regarding all related-party transactions, as required by applicable law, rules and regulations.

31.	If appropriate, and if it determines necessary to carry out its duties, engage and obtain advice and assistance from independent legal, accounting or other advisors and determine the compensation to be paid for such advice and assistance which shall be paid by the Company.

32.	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

33.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, rules or regulations as the Committee or the Board deems necessary or appropriate.

34.	Determine the appropriate funding, to be provided by the Company, for the payment of ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties. However, a member of the Committee shall not accept any consulting, advisory, or other compensatory fee from the Company other than for board service.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent accountants.

ANNUAL MEETING OF STOCKHOLDERS OF

SIGMATRON INTERNATIONAL, INC.

September 18, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 18, 2015

The Notice of Meeting, proxy statement and proxy card are available at www.sigmatronintl.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

¢	20333000000000000000 6			091815

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of Three Class I Directors:				2. PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2016.	☐	☐	☐
☐		NOMINEES:
	FOR ALL NOMINEES	O Linda K. Frauendorfer		3. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (which the Board of Directors does not know of prior to August 14, 2015).	☐	☐	☐
O Thomas W. Rieck
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Bruce J. Mantia

☐	FOR ALL EXCEPT (See instructions below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS AND WILL CONFER THE AUTHORITY IN PARAGRAPH 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:			●

Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 14, 2015 as well as a copy of the 2015 Annual Report to Stockholders.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

		☐		¢

	SIGMATRON INTERNATIONAL, INC.

	2201 LANDMEIER ROAD ELK GROVE VILLAGE, IL 60007

	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Fairhead, Linda K. Frauendorfer and Henry J. Underwood, and each of them, with full power of substitution, as attorneys and proxies to represent the undersigned at the 2015 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the “Company”) to be held at the Company’s offices at 2201 Landmeier Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 18, 2015 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.

	(Continued and to be signed on the reverse side)

¢	1.1		14475	¢